UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 8, 2007

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1 Press Release

Item 2.02                                           Results of Operations and Financial Condition.

On May 8, 2007, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended April 30, 2007 entitled “HP Lifts Guidance For Second Quarter Earnings, Revenue.” The text of this press release is furnished herewith as Exhibit 99.1.  The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01               Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter ended April 30, 2007 entitled “HP Lifts Guidance for Second Quarter Earnings, Revenue” (furnished herewith).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: May 8, 2007	By:	/s/ CATHERINE A. LESJAK
	Name:	Catherine A. Lesjak
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter ended April 30, 2007 entitled “HP Lifts Guidance for Second Quarter Earnings, Revenue” (furnished herewith).